Exhibit 10.1

AUXILIO, INC.
NOTICE OF WARRANT GRANT

The undersigned Grantee (also referred to as the “Warrantholder”) has been, or will be, granted the following warrant to purchase shares of Common Stock of Auxilio, Inc. (the “Company”) pursuant and subject to the terms and conditions of the attached Warrant and this Notice of Warrant Grant:

Name of Grantee:	Joseph Flynn
Address:	________________________________________
Date of Grant:	January 16, 2013____________________________
Warrant Exercise Price:	$1.01____________________________________
Total Number of Shares:	450,000__________________________________
Initial Exercise Date:	Vesting schedule below______________________
Expiration Date:	This Warrant will expire ten (10) years from the Date of Grant, unless terminated earlier as provided in the Warrant.

  Vesting Schedule:

Grantee’s Warrant shall vest upon the Company achieving certain Performance Targets as set forth in the following table.  If the Company achieves between 80-99% of the Performance Target, Grantee’s number of vested shares exercisable pursuant to this Warrant shall be adjusted to a number equal to the number of shares set forth in the first column of the table multiplied by the percentage of the Performance Target achieved.  Grantee shall not be entitled to any shares if the percentage of Performance Target achieved is less than 80%.  The vesting of the shares exercisable pursuant to the Warrant will accelerate in the event there is a change in control of the Company (see the attached Warrant for more information).

No. of Shares	Vesting Date	Performance Target
150,000	January 1, 2014	EBITDA of $2 million for FY 2013
150,000	January 1, 2015	EBITDA target based on Board approved plan
150,000	January 1, 2016	EBITDA target based on Board approved plan

TAX CONSIDERATIONS

Grantee is encouraged to seek competent tax advice and counsel regarding the Warrant set forth in the above notice.  The Warrant does not qualify for preferential tax treatment as an Incentive Stock Option and has not been issued pursuant to the Company’s stock option plan.  Once any restrictions lapse, the difference between the exercise price and the value of the Warrant on the date the restrictions lapse may constitute taxable income to Grantee.  In addition, Grantee should consult with its tax advisor regarding the applicability of any elections under Section 83(b) of the Internal Revenue Code of 1986, as amended.

SECURITIES CONSIDERATIONS

The Warrant granted pursuant to this Grant and the shares issuable upon the exercise thereof have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, assigned or hypothecated unless there is an effective registration statement under the Securities Act covering such securities, the sale is made in accordance with Rule 144 of the Securities Act or the Company receives an opinion of counsel for the Warrantholder reasonably satisfactory to the Company stating that such sale, transfer, assignment or hypothecation is exempt from the registration requirements of the Securities Act.

* * * * *

By Grantee’s signature below and the signature of the Company’s authorized representative below, Grantee and the Company agree that the Warrant is granted under and governed by this Notice of Warrant Grant and the terms and conditions of the Warrant, which is attached to, and made a part of, this Notice of Warrant Grant.

Grantee:	Auxilio, Inc.
/s/ Joseph Flynn		/s/ Paul Anthony
	By:	Paul Anthony
	Title:	CFO

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT.

No. __________ January 16, 2013

AUXILIO, INC.

WARRANT TO PURCHASE 450,000 SHARES OF

COMMON STOCK

FOR VALUE RECEIVED, Joseph Flynn (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant (the “Warrant”), from Auxilio, Inc., a Nevada corporation (“Company”), at any time from and after the date (the “Initial Exercise Date”) set forth in the Notice of Warrant Grant, of even date herewith (“Grant Notice”) and not later than 5:00 P.M., Eastern time, on the date of expiration (“Expiration Date”) set forth in the Grant Notice, at an exercise price per share as set forth in the Grant Notice (the exercise price in effect being herein called the “Warrant Price”), the number of shares set forth in the Grant Notice (“Warrant Shares”) of the Company’s Common Stock (“Common Stock”).  Warrantholder is an officer of the Company and has provided valuable service to the Company. The Board of Directors of the Company has agreed to issue this Warrant to Warrantholder as part of the consideration for such service.  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.  The Warrant Price is agreed to be at least 100% of the fair market value per share on the Date of Grant set forth in the Grant Notice. The terms of the Grant Notice are incorporated herein by this reference and made part of this Warrant.

Section 1. Registration.  The Company shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2. Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3. Exercise of Warrant.

(a) Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time after the Initial Exercise Date and prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds, or pursuant to a cashless exercise pursuant to Section 3(b) below, of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered.  Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised.  As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City, New York are open for the general transaction of business.  Notwithstanding the foregoing, to effect the exercise of the Warrant hereunder, the Warrantholder shall not be required to physically surrender this Warrant to the Company unless the entire Warrant is exercised.  The Warrantholder and the Company shall maintain records showing the amount exercised and the dates of such exercise.  The Warrantholder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provision of the paragraph, following exercise of a portion of the Warrant, the number of Warrant Shares of this Warrant may be less than the amount stated on the face hereof.

(b) Subject to the provisions hereof, the Warrantholder may effect one or more cashless exercises by surrendering Warrants to the warrant agent or such other agent as designated by the Company and giving written notice that the Warrantholder wishes to effect a cashless exercise by surrendering some Warrants without exercise, upon which the Company shall issue, or cause to be issued, to the Warrantholder up to the number of Warrant Shares determined as follows:

X           =           Y x (A-B)/A

where:

X           =           the maximum number of Warrant Shares that may be issued to the Warrantholder;

Y           =           the number of Warrant Shares with respect to which the Warrant Certificates are being exercised;

A           =           the Market Price as of the Date of Exercise; and

B           =           the Exercise Price.

“Market Price” of a share of Common Stock on any date shall mean, (i) if the shares of Common Stock are listed on any national securities exchange, the last sale price of the Common Stock reported by such exchange on that date; (ii) if the shares of Common Stock are not quoted on a any such market or listed on any such exchange and the shares of Common Stock are traded in the over-the-counter market, the last price reported on such day by the OTC Markets; (iii) if the shares of Common Stock are not quoted on a any such market, listed on any such exchange or quoted on the OTC Markets, then the last price quoted on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); or (iv) if none of clauses (i)-(iii) are applicable, then as determined by mutual agreement of the Company and the Warrantholder; or if the Company and the Warrantholder are unable to agree on a Market Price, either party may submit the matter to arbitration as provided in Section 18.

“Date of Exercise” means the date on which the Company has received from Warrantholder (i) the Warrant, and (ii) a written notice of election to exercise signed by Warrantholder and indicating the number of Warrant Shares to be purchased.

(c) Company’s Failure to Timely Deliver Securities.  If within three (3) Trading Days after the Company’s receipt of the facsimile copy of an Exercise Notice the Company shall fail to issue and deliver a certificate to the Warrantholder and register such shares of Common Stock on the Company’s share register or credit the Warrantholder’s balance account with the Depository Trust & Clearing Corporation for the number of shares of Common Stock to which the Warrantholder is entitled upon the Warrantholder’s exercise hereunder or pursuant to the Company’s obligation set forth in clause (ii) below, and if on or after such Trading Day the Warrantholder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of shares of Common Stock issuable upon such exercise that the Warrantholder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within six (6) Business Days after the Warrantholder’s request and in the Warrantholder’s discretion, either (i) pay cash to the Warrantholder in an amount equal to the Warrantholder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Warrantholder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Warrantholder a certificate or certificates representing such shares of Common Stock or credit such Warrantholder’s balance account with DTC and pay cash to the Warrantholder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Market Price on the date of exercise.

Section 4. Compliance with the Securities Act of 1933. This Warrant may only be exercised by the Warrantholder if the Warrantholder is an “accredited investor” as defined by Rule 501 of Regulation D.  The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5. Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6. Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7. Reservation of Common Stock.  At any time when this Warrant is exercisable, the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, authorized and unissued shares of Common Stock necessary to effect the exercise of this Warrant.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8. Adjustments.

(a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.

(b) If Warrantholder’s employment with the Company is terminated during the term of this Warrant, this Warrant may be subject to accelerated vesting or termination, as the case may be, as set forth in the employment agreement by and between Warrantholder and the Company in effect on the date of Warrantholder’s termination of employment. The Company agrees to treat this Warrant similar to other options and warrants referenced in Warrantholder’s employment agreement as they relate to accelerated vesting or termination upon Warrantholder’s termination of employment

(c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.

(d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9. Change in Control.  In the event of a Change in Control (as defined below):

(a) The right to exercise this Warrant shall accelerate automatically and vest in full effective as of immediately prior to the consummation of the Change in Control unless this Warrant is to be assumed by the acquiring or successor entity (or parent or subsidiary thereof) or new Warrants under a new stock incentive program (“New Incentives”) of comparable value are to be issued in exchange therefor, as provided in subsection (b) below.  If vesting of this Warrant will accelerate pursuant to the preceding sentence, the Company’s Board of Directors in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of this Warrant for an amount of cash or other property having a value equal to the difference (or “spread”) between:  (x) the value of the cash or other property that the Warrantholder would have received pursuant to the Change in Control transaction in exchange for the Warrant Shares issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to the Change in Control, and (y) the aggregate Warrant Price for such Warrant Shares.  If the vesting of this Warrant will accelerate pursuant to this subsection (a), then the Company’s Board of Directors shall cause written notice of the Change in Control transaction to be given to the Warrantholder not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

(b) The vesting of this Warrant shall not accelerate if and to the extent that:  (i) this Warrant (including the unvested portion thereof) is to be assumed by the acquiring or successor entity (or parent or subsidiary thereof) pursuant to the terms of the Change in Control transaction, or (ii) this Warrant (including the unvested portion thereof) is to be replaced by the acquiring or successor entity (or parent or subsidiary thereof) with New Incentives of comparable value containing such terms and provisions as the Company’s Board of Directors in its discretion may consider equitable.  If this Warrant is assumed, or if New Incentives of comparable value are issued in exchange therefor, then this Warrant or the New Incentives shall be appropriately adjusted, concurrently with the Change in Control, to apply to the number and class of securities or other property that the Warrantholder would have received pursuant to the Change in Control transaction in exchange for the Warrant Shares issuable upon exercise of this Warrant had this Warrant been exercised immediately prior to the Change in Control, and appropriate adjustment also shall be made to the Warrant Price such that the aggregate Warrant Price of this Warrant or the New Incentives shall remain the same as nearly as practicable.

(c) If the provisions of subsection (b) above apply, then this Warrant or the New Incentives, as the case may be, shall continue to vest in accordance with the provisions of the Grant Notice and shall continue in effect for the remainder of the term of this Warrant set forth in the Grant Notice.

(d) As used herein, “Change of Control” means:  (i) a sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity and in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the entity surviving such transaction or, where the surviving entity is a wholly-owned subsidiary of another entity, the surviving entity’s parent; or (iii) a reverse merger in which the Company is the surviving entity but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities of the surviving entity’s parent, cash or otherwise, and in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the Company or, where the Company is a wholly-owned subsidiary of another entity.

Section 10. Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 10, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price (determined in accordance with Section 3(b)) of such fractional share of Common Stock on the date of exercise.

Section 11. Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12. Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 13. Identity of Transfer Agent.  The Transfer Agent for the Common Stock is Colonial Stock Transfer.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14. Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given and received as hereinafter described (i) if given by personal delivery, then such notice shall be deemed received upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed received upon receipt of confirmation of complete transmittal, (iii) if given by certified mail return receipt requested, then such notice shall be deemed received upon the day such return receipt is signed, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Auxilio, Inc.
26300 La Alameda, Suite 100
Mission Viejo, CA 92691
Attention:  Paul T. Anthony
Facsimile:  (949) 614-0701

With a copy to:

Kirton McConkie
60 E. South Temple, Suite 1800
Salt Lake City, UT 84111
Attention:  Alexander N. Pearson
Facsimile:  (801) 212-2006

Section 15. No Registration Rights.  The Company may, but shall not be obligated to, register or qualify the sale of shares of Common Stock issuable upon the exercise of this Warrant under the Securities Act or any other applicable law.

Section 16. Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 17. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of California, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Orange County and the United States District Court for the Central District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 18. Dispute Resolution.  In the case of a dispute as to the determination of the Market Price, the Company shall submit the disputed determinations via facsimile to the Warrantholder.  If the Warrantholder and the Company are unable to agree upon such determination of the Market Price within three business days of such disputed determination being submitted to the Warrantholder, then the Company shall, within two business days, submit via facsimile the disputed determination of the Market Price to an independent, reputable investment bank selected by the Company and approved by the Warrantholder.  The Company shall cause at its expense the investment bank to perform the determinations and notify the Company and the Warrantholder of the results no later than ten business days from the time it receives the disputed determinations or calculations.  Such investment bank’s determination shall be binding upon all parties absent demonstrable error.

Section 19. No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 20. Amendment; Waiver.  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrantholder.

Section 21. Remedies; Other Obligations; Breaches and Injunctive Relief.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Warrantholder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Warrantholder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Warrantholder shall be entitled, in addition to all other available remedies, an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 22. Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the 16th day of January, 2013.

AUXILIO, INC.

By: Paul T. Anthony
Name: Paul T. Anthony
Title:  Chief Financial Officer

APPENDIX A

AUXILIO, INC.

WARRANT EXERCISE FORM

To Auxilio, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by certified mail to the above address, or electronically (provide DWAC Instructions):

_____________________________________

_____________________________________

_____________________________________

or other (specify):

_____________________________________

_____________________________________

_____________________________________

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

[signatures on following page]

Dated: ___________________, ____

Signature	Signature of Spouse/Partner (if applicable)

Individual or Entity Name (and Title, if applicable)	Name (please print)

Address	Address

Federal Identification or Social Security No.	Federal Identification or Social Security No.

Assignee:

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.